UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011

XOMA LTD.
(Exact name of registrant as specified in its charter)

BERMUDA
(State or other jurisdiction of incorporation)

0-14710 Commission File Number	52-2154066 (IRS Employer Identification No.)
2910 Seventh Street, Berkeley, California (Address of principal executive offices)	94710 (Zip Code)
Registrant's telephone number, including area code	(510) 204-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 26, 2011, XOMA Ltd. (the “Company”) held its 2011 annual general meeting of shareholders. The following persons (the only nominees) were elected as the Company’s directors, the Company’s independent inspector of elections having reported the following final voting results:

Name	Votes For	Votes Withheld	Broker Non-Votes
Steven B. Engle	4,812,285	1,415,570	13,963,011
Patrick J. Scannon, M.D., Ph.D.	4,997,653	1,230,202	13,963,011
W. Denman Van Ness	4,846,672	1,381,183	13,963,011
William K. Bowes, Jr.	4,859,580	1,368,275	13,963,011
Peter Barton Hutt	5,026,219	1,201,636	13,963,011
John Varian	5,059,305	1,168,550	13,963,011
Timothy P. Walbert	5,037,143	1,190,712	13,963,011
Jack L. Wyszomierski	5,039,149	1,188,706	13,963,011

The proposal to appoint Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the 2011 fiscal year and authorize the Board to agree to such firm’s fees was approved, the Company’s independent inspector of elections having reported the following final voting results: 18,226,408 votes for, 1,264,886 votes against, 699,572 abstentions and zero broker non-votes.

The proposal to approve the increase of the Company’s authorized share capital by the creation of an additional 46,000,000 common shares, par value US$.0075 per share, was approved, the Company’s independent inspector of elections having reported the following final voting results: 14,172,248 votes for, 5,876,390 votes against, 142,228 abstentions and zero broker non-votes.

The proposal to approve an amendment to the Company’s 2010 Long Term Incentive and Share Award Plan to (a) increase the number of shares issuable over the term of the plan by an additional 5,500,000 to 6,277,102 shares in the aggregate and (b) provide that, in the case of awards granted out of the additional 5,500,000 share allotment, for each share appreciation right, restricted share, restricted share unit, performance share, performance unit, dividend equivalent or other share-based award issued, the number of available shares under the plan will be reduced by 1.3 shares was approved, the Company’s independent inspector of elections having reported the following final voting results: 3,442,775 votes for, 2,328,216 votes against, 456,864 abstentions and 13,963,011 broker non-votes.

The proposal to approve an amendment to the Company’s 1998 Employee Share Purchase Plan to increase the number of common shares issuable over the term of the plan by 100,000 to 233,333 shares in the aggregate was approved, the Company’s independent inspector of elections having reported the following final voting results: 4,506,025 votes for, 1,653,111 votes against, 68,719 abstentions and 13,963,011 broker non-votes.

The non-binding, advisory proposal to approve the compensation of the Company’s named executive officers disclosed in the proxy statement for its 2011 annual general meeting of shareholders was approved, the Company’s independent inspector of elections having reported the following final voting results: 4,458,965 votes for, 1,657,492 votes against, 111,398 abstentions and 13,963,011 broker non-votes.

The non-binding, advisory proposal regarding the desired frequency of a non-binding advisory vote to approve the Company’s named executive officer compensation was determined to be three years, the Company’s independent inspector of elections having reported the following final voting results: 2,442,446 votes for one year, 194,212 votes for two years, 3,253,634 votes for three years, 330,597 abstentions and 13,963,011 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2011	XOMA LTD. By: /s/ Christopher J. Margolin Christopher J. Margolin Vice President, General Counsel and Secretary